SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Preliminary Proxy Statement

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Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to §240.14a-12

The MP63 Fund, Inc.

(Name of Registrant as Specified in Its Charter)

Not Applicable

(Name of Person (s) Filing Proxy Statement, if Other Than the Registrant)

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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The MP63 Fund, Inc.

555 Theodore Fremd Avenue

Suite B-103

Rye, New York  10580

(877) 676-3386

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held [date]

Dear Shareholders:

The Board of Directors of The MP63 Fund, Inc. (the "Fund"), an open-end management investment company organized as Maryland corporation, has called a special meeting of the shareholders of the Fund, to be held at the offices of the Fund’s transfer agent, Mutual Shareholder Services, LLC, located at 8000 Towne Center Drive, Suite 400, Broadview Heights, Ohio  44147, on [date] at 10:00 a.m., Eastern time, for the following purposes:

1.   To approve a new Management Agreement with The Moneypaper Advisor, Inc., (the "Advisor") the Fund’s current adviser.  No fee increase is proposed.

2.

To approve the payment to the Advisor of the accrued advisory fees from February 14, 2011 to the date the new Management Agreement is approved by shareholders, if the new Management Agreement is approved by shareholders.

3.   To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

Shareholders of record at the close of business on [date] (the "Record Date") are entitled to notice of, and to vote at, the special meeting and any adjournments or postponements thereof.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on August [  ], 2011

A copy of the Notice of Shareholder Meeting, the Proxy Statement (including the proposed Management Agreement) and Proxy Voting Ballot are available at www.mp63fund.com.

By Order of the Board of Directors

Vita Nelson, President

July [  ], 2011

YOUR VOTE IS IMPORTANT

To assure your representation at the meeting, please complete the enclosed proxy.  You may return it in the accompanying envelope, by calling 1-877-676-3386, or by faxing it to 1-440-526-4446. Please return this proxy whether or not you expect to be present at the meeting.  If you attend the meeting, you may revoke your proxy and vote your shares in person.  If you simply sign and date the proxy card but do not indicate a specific vote, your shares will be voted FOR the proposals and to grant discretionary authority to the persons named in the card as to any other matters that properly come before the Meeting.  Abstentions will be treated as votes AGAINST the proposals.

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The MP63 Fund, Inc.

with its principal offices at

555 Theodore Fremd Avenue

Suite B-103

Rye, New York  10580

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PROXY STATEMENT

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SPECIAL MEETING OF SHAREHOLDERS

To Be Held August [  ], 2011

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INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board” or the “Directors”) of The MP63 Fund, Inc. (the “Fund”), for use at the Special Meeting of Shareholders of the Fund (the “Meeting”) to be held at the offices of the Fund’s transfer agent, Mutual Shareholder Services, LLC, located at 8000 Towne Center Drive, Suite 400, Broadview Heights, Ohio  44147 on August [  ], 2011 at 10:00 a.m. Eastern time, and at any and all adjournments thereof.  The meeting related to the Fund's sole series, the MP63 Fund.  The Notice of Meeting, Proxy Statement, and accompanying form of proxy are bring mailed to shareholders on or about July [  ], 2011.

The Meeting has been called by the Board of Directors of the Fund for the following purposes:

1.

To approve a new Management Agreement with The Moneypaper Advisor, Inc., the Fund’s current investment adviser (the “Advisor”).  No fee increase is proposed.

2.

To approve the payment to the Advisor of the advisory fees accrued from February 14, 2011 to the date the new Management Agreement is approved by shareholders, if the new Management Agreement is approved by shareholders.

3.

To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

Only shareholders of record at the close of business on July [ ], 2011 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting and any adjournments or postponements thereof.

A copy of the Fund’s most recent annual report, including financial statements and schedules, and the most recent semi-annual report succeeding the annual report, are available at no charge by sending a written request to the Fund, at 8000 Towne Center Drive, Suite 400, Broadview Heights, Ohio  44147 or by calling 1-877-676-3386.

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PROPOSAL I

APPROVAL OF A NEW MANAGEMENT AGREEMENT BETWEEN

THE FUND AND THE MONEYPAPER ADVISOR, INC.

Background

The primary purpose of this proposal is to enable the Advisor to resume its service as the investment adviser to the Fund.  To do so, the Directors are requesting that shareholders approve a new management agreement between the Fund and the Advisor (the “New Management Agreement”).  Approval of the New Management Agreement will not raise the fees paid by the Fund or the Fund’s shareholders.  The New Management Agreement is similar in all material respects to the management agreement in effect with the Advisor until February 14, 2011 (the “Old Management Agreement”).  The effective date of the New Management Agreement will be the date shareholders of the Fund approve the New Management Agreement.

Until February 14, 2011, the Advisor served as the Fund’s investment adviser under a written investment advisory agreement that was entered into at the time the Fund commenced operations in February 1999.  On or about February 14, 2011, the Securities and Exchange Commission canceled the Advisor's registration as a federally-registered investment adviser because the Advisor had inadvertently failed to update its Form ADV, the investment adviser registration form.  The Advisor was made aware of the cancellation in mid-March 2011 and immediately reapplied for registration.  However, the cancellation of the Advisor's registration by law effectively terminated the Old Management Agreement between the Advisor and the Fund.  The Fund's Board of Directors was immediately informed of the cancellation of the Advisor's registration and the resulting termination of the Old Management Agreement.  A meeting was held on April 25, 2011, at which time the Directors determined it was in the best interest of the Fund's shareholders to have Vita Nelson and David Fish, the Fund's current portfolio managers, continue to manage the assets of the Fund, but to do so without compensation, retroactive to February 14, 2011.  The Advisor's registration was reestablished on May 12, 2011.

In a subsequent meeting of the Board of Directors held on June  27, 2011, the Board of Directors considered its options regarding the future management of the Fund, and concluded it was in the best interest of shareholders that the Advisor be re-engaged, subject to approval by the shareholders.  The Board also approved, subject to approval by shareholders, the payment of advisory fees to the Advisor for the period from February 14, 2011 until the effective date of the New Management Agreement with the Advisor.  As a result, advisory fees are being accrued for that period, with the understanding that the Advisor will not be paid unless the shareholders approve the payment.

Further information regarding the Board's consideration of this proposal is detailed in the section entitled "Evaluation by the Board of Directors" below.

The Management Agreements

Under the terms of the Old Management Agreement and New Management Agreement, the Advisor is entitled to receive an annual fee from the Fund equal to 0.35% of the Fund’s average daily net assets.  For such compensation, the Advisor, at its expense, continuously furnishes an investment program for the Fund, makes investment decisions on behalf of the Fund, and places all orders for the purchase and sale of portfolio securities, subject to the Fund’s investment objectives, policies, and restrictions and such policies as the Directors may determine.  The Old Management Agreement was required to be renewed by the Board of Directors on an annual basis.  The Board of Directors, including those Directors who are not interested persons of the Fund or the Advisor as that term is defined under the 1940 Act (the "Independent Directors"), last renewed the Old Management Agreement at a meeting on December 9, 2010.

Subject to shareholder approval, the Fund will enter into the New Management Agreement with the Advisor.  The terms and conditions of the New Management Agreement are identical in all material respects to those of the Old Management Agreement, except that the date of its execution and effectiveness are changed.  If the New Management Agreement with the Advisor is not approved, the Board of Directors and the Advisor will consider other options, which may include submitting a new or modified request for shareholder approval of a new management agreement.

The New Management Agreement will become effective upon approval by the shareholders of the Fund.  The New Management Agreement provides that it will continue in force for an initial period of two years, and from year to year thereafter, but only so long as its continuance is approved at least annually by a majority of the Independent Directors at an in-person meeting called for that purpose and by either a vote of the majority of the Board of Directors or a majority of the outstanding voting securities of the Fund.  The New Management Agreement, like the Old Management Agreement, automatically terminates on assignment and is terminable upon 60 days' notice by the Fund.  In addition, the New Management Agreement may be terminated on not more than 60 days’ notice by the Advisor given to the Fund.  In the event the Advisor ceases to manage the Fund, the right of the Fund to use the identifying name of "MP63” may be withdrawn.

The New Management Agreement, like the Old Management Agreement, provides that the Advisor shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

The New Management Agreement is attached as Appendix A.  You should read the New Management Agreement.  The description in this Proxy Statement of the New Management Agreement is only a summary.

Information Concerning the Advisor

The Advisor is a New York corporation located at 555 Theodore Fremd Avenue, Suite B 103, Rye, New York.  The Advisor is a subsidiary of The Moneypaper, Inc. which owns a majority of the shares of the Advisor.  Ms. Vita Nelson is the controlling shareholder of The Moneypaper, Inc.  The names, titles, addresses, and principal occupations of the principal executive officers of the Advisor are set forth below:

Name:	Title:	Address:	Principal Occupation:
Ms. Vita Nelson	President	555 Theodore Fremd Avenue, Suite B 103, Rye, New York	Chief Executive Officer, The Moneypaper, Inc.

During the fiscal year ended February 28, 2011, the Advisor received advisory fees of $132,564 for services to the Fund under the Old Management Agreement.  During the fiscal year ended February 28, 2011, The Moneypaper Inc., an affiliate of the Advisor, received $42,000 in administrative services fees pursuant to a written contract described in more detail below.

The Advisor does not manage any assets other than the assets of the Fund.

Evaluation by the Board of Directors

At the meeting of the Board of Directors on June 27, 2011, the Board, including the Independent Directors, met to consider its options regarding the management of the Fund.  They discussed at length several options available to them, including (i) liquidating the Fund and distributing the Fund's assets to shareholders, (ii) hiring a new investment adviser for the Fund, and (iii) re-hiring the Advisor.

Counsel to the Fund advised the Directors that in their deliberations, they should be mindful of their fiduciary duty to act in the best interests of shareholders.  He noted that the Directors needed to consider the compliance breakdown that caused the Advisor's failure to file its updated Form ADV, and satisfy themselves that the Advisor had adequate compliance procedures in place going forward.

The Directors first discussed the events that occurred resulting in the cancellation of the Advisor's registration and the termination the Old Management Agreement.  The Board heard from Ms. Vita Nelson, the President of the Advisor, who described the delegation of duties among the Advisor's personnel.  Ms. Nelson advised the Board that the responsibility for updating the Advisor's registration was a task that had been assigned to a former employee who had handled the renewals  without issue since the Advisor's inception.  When that employee left the firm, the responsibility  for the Advisor's registration update was overlooked and, as a result, the deadline for the renewal passed without the Advisor being aware.  Mr. Lester Nelson, the Fund's and Advisor's Chief Compliance Officer then explained the specific steps that had been taken to ensure that such an oversight would not occur in the future.  The Directors then discussed the overall compliance environment at the Advisor and the Fund, concluding that the Advisor's failure to maintain its registration was an inadvertent mistake that did not  have a material impact on Fund shareholders.  They noted no other material issues with the Advisor's compliance over the period of time the Advisor had managed the assets of the Fund.

The Directors next considered the options available regarding the future management of the Fund, beginning with the possibility of liquidating the Fund.  After discussion, the Board determined that liquidation of the Fund's assets and distribution of the proceeds to the Fund's shareholders would not be in their best interests.  The Board discussed the fact the Fund has had good historical performance, provides a unique investment strategy to shareholders, and does so on a cost-effective basis.  Additionally, the Board noted that liquidation and disbursement of the Fund's assets would result in an unanticipated taxable event for many of the Fund's shareholders.

The Board also discussed the possibility of hiring a new investment adviser for the Fund.  However, because the Fund's investment strategy was developed by the Fund's current portfolio managers, the Directors concluded that it was doubtful that a new investment manager could manage the Fund's assets in a similar manner.  The Board also noted that the Advisor's advisory fee was substantially lower than the fees charged by peer funds and considered it doubtful that the Board could hire a new investment manager who would manage the Fund's assets at a similar level of success for a similar fee.

The Board then discussed the option of re-hiring the Advisor to manage the assets of the Fund and whether to approve the New Management Agreement with the Advisor.  After additional discussion, it was determined by the Board that the rehiring of the Advisor to manage the Fund was the best alternative for the Fund's shareholders.

In determining whether to approve the New Management Agreement, the Directors considered written materials prepared by the Advisor (the “Report”) that had been provided to the Board prior to the meeting.  The Directors were advised by counsel to the Fund of their obligations with respect to approving investment advisory agreements.  In their deliberation, the Board considered: (i) the investment performance of the Fund and the Advisor; (ii) the nature, extent and quality of the services provided by the Advisor to the Fund; (iii) the costs of the services provided and the profits to be realized by the Advisor and its affiliates under the New Management Agreement; (iv) the extent to which any economies of scale would be realized as the Fund grows; and (v) whether the fee structure under the New Management Agreement reflects these economies of scale.  The following summarizes the Directors’ review process and the information on which their conclusions were based.

The Board noted that they had last reviewed information related to the Advisor and the Fund in the context of renewing the Advisor’s Old Management Agreement at a meeting on December 9, 2010.  As to the fees and expenses paid by the Fund, the Board noted that the Advisor’s fee of 0.35% for managing the Fund had not changed since the Old Management Agreement was approved.  A representative of the Fund's Transfer Agent and Fund Accountant advised the Board that in his experience, both the advisory fee and the overall expense ratio of the Fund were low compared to the fees and expense ratios of other equity mutual funds.  Counsel to the Fund  reported that he had seen surveys indicating that the average advisory fee for equity funds was in excess of 0.50%.  The Advisor provided information indicating that the average expense ratio for the other approximately 1900 funds in Morningstar's Large Cap Blend Category was 1.01% as compared to the Fund's expense ratio of 0.89%.  Counsel also advised the Board that many of the funds in the Category are much larger funds that are able to realize economies of scale that are not available to the Fund.  The Board noted that the Advisor’s advisory fee and the Fund's total expense ratio were lower than for similar funds and determined that the advisory fee and the overall expense ratio of the Fund were acceptable.

As to the nature, extent, and quality of the services provided by the Advisor to the Fund, the Directors noted that the day-to-day operations of the Fund had not changed substantially since the Old Management Agreement was approved and were not anticipated to change in the near future.  The Board considered that Vita Nelson and David Fish had managed the Fund's assets since its inception.  The Director's reviewed the biographical information about the Advisor's key personnel, in particular the investment and compliance personnel.  The Board noted that the Advisor and its personnel are responsive to inquiries from the Board.  The Board also noted that the Advisor has provided consistent investment outperformance versus the Fund's peers and benchmark, while at the same time maintaining low expenses.  The Directors also made note of the Advisor's constant efforts to reduce expenses where possible.  After additional discussion, the Board determined that under the terms of the New Management Agreement, the Advisor, subject to the supervision of the Board, would continue to provide the Fund with investment advice and supervision and would continuously furnish an investment program for the Fund consistent with the investment objectives and policies of the Fund. The Board noted that under the New Management Agreement, the Advisor pays expenses incurred by it in connection with acting as investment adviser to the Fund, other that the costs of securities and other investments (including brokerage commissions and other transaction charges) purchased or sold for the Fund.  In addition, the Board considered that the Advisor pays other costs, such as the costs of office space, facilities and equipment necessary for the conduct  of its advisory activities on behalf of the Fund.  Finally, the Directors noted that the Advisor had adopted a compliance program to monitor and review investment decisions and to prevent and detect violations of the Fund’s investment policies and limitations, as stated in the Fund's prospectus, as well as federal securities laws.  Despite the recent issue related to the inadvertent cancellation of the Advisor's registration, the Board expressed confidence in the steps taken by the Advisor to bolster its compliance program.  The Directors concluded that, overall, they were satisfied with the nature, extent, and quality of the services provided to the Fund under the Old Management Agreement and did not expect them to change under the New Management Agreement.

As to the Fund’s performance, the Board referred to the Report, which referenced the Fund's 4 star rating by Morningstar and contained the Fund’s returns as of June 21, 2011 for the 1-year 3-year, 5-year and 10-year periods.  The Directors noted that the Fund had underperformed the S&P 500 Total Return Index (the "S&P Index") by 0.85% for the 1-year period, but outperformed the average performance of the funds in the Morningstar Large Cap Blend Category (the "Category") by 0.10% and was ranked in the top 52% of funds in the Category for the 1-year period.  Additionally, the Directors noted that the Fund had outperformed the S&P Index by 1.35% for the 3-year period, and outperformed the average performance of the funds in the Category by 2.11% and was ranked in the top 15% of funds in the Category for the 3-year period. The Directors also noted that the Fund had outperformed the S&P Index by 0.47% for the 5-year period, and outperformed the average performance of the funds in the Category by 0.84% and was ranked in the top 28% of funds in the Category for the 5-year period. Lastly, the Directors noted that the Fund had outperformed the S&P Index by 1.67% for the 10-year period, and outperformed the average performance of the funds in the Category by 1.67% and was ranked in the top 14% of funds in the Category for the 10-year period.  The Board found that the Fund's performance reflected the Advisor's ability to effectively manage the Fund's assets in different market environments and provide consistent returns over the long-term.  The Board concluded that the Fund had had excellent performance under the Advisor's management.

As to the costs of the services to be provided and the profits to be realized by the Advisor, the Directors considered the Advisor's representation that the Fund is marginally profitable to the Advisor and noted that from the approximately $132,000 in advisory fees earned the previous fiscal year, the Advisor paid its personnel salaries, but other expenses had been paid by the parent of the Advisor.  The Board determined that the level of profitability is acceptable.  They also noted the fact the Advisor had for a period of time waived certain fees and absorbed certain operating expenses of the Fund.  The Board reviewed the Advisor's current balance sheet and also noted that the Advisor's expenses under the Old Management Agreement seemed reasonable when compared to the Advisor's income for the prior fiscal year.  The Advisor then discussed the support of its parent company in the operation of the Advisor, representing that the Advisor had sufficient resources to meet its obligations to the Fund.  Based on their review, the Directors concluded that they were satisfied that the Advisor’s level of profitability from its relationship with the Fund for the prior fiscal year was not excessive, and would not be so under the New Management Agreement.

As to economies of scale, the Directors noted that the New Management Agreement would not contain breakpoints that reduce the fee rate on assets above specified levels.  The Directors agreed that breakpoints may be an appropriate way for the Advisor to share its economies of scale with the Fund and its shareholders if the Fund experiences a substantial growth in assets.  However, the Directors recognized that the Fund had not yet reached asset levels where the Advisor could realize significant economies of scale and thus concluded that it was not necessary to consider breakpoints at this time and that the absence of breakpoints was acceptable under the circumstances.

The Directors noted that although the Advisor receives no other fees related to its management of the Fund, The Moneypaper, Inc., the Advisor's parent, receives a monthly fee of $3,500 for performing certain administrative services for the Fund, including (i) negotiating with and supervising the Fund's other service providers and (ii) preparing shareholder communications, including paying the costs of designing and preparing shareholder documents and production-related services. The administrative fees, which by contract are not to exceed $7,500 per month, for the last fiscal year totaled $42,000.  In this regard, the Board emphasized that these fees were included in the Fund's total expense ratio, which they determined was lower than average, in part due to the efforts of The Moneypaper, Inc..  The Advisor reported that it receives no soft dollars from brokerage transactions related to the Fund and does not place Fund trades through its affiliated broker-dealer.  Lastly, the Advisor indicated that it was paying all the expenses associated with the shareholder meeting and that, therefore, shareholders will not bear any expenses related to the re-appointment of the Advisor, other than normal operating expenses of the Fund.

As a result of their considerations, the Board of Directors, including all of the Independent Directors, determined that the proposed New Management Agreement is in the best interests of the Fund and its shareholders.  Accordingly, the Board of Directors, by separate vote of the Independent Directors and the entire Board of Directors, unanimously approved the New Management Agreement and voted to recommend it to shareholders for approval.

Accordingly, the Board of Directors of the Fund, including the Independent Directors, unanimously recommends that shareholders of the Fund vote “FOR” approval of the New Management Agreement.

PROPOSAL II

APPROVAL OF PAYMENT TO ADVISOR OF ACCRUED ADVISORY FEES FROM FEBRUARY 14, 2011

The purpose of this proposal is to obtain shareholder approval to pay advisory fees to the Advisor for the period from February 14, 2011 until the effective date of the New Management Agreement with the Advisor.  At the Board meeting on June 27, 2011, the Board approved the payment of the accrued advisory fees, subject to shareholder approval.  The Advisor will not be paid unless the shareholders approve the payment.

At the Board meeting, after the Directors determined to recommend the reengagement of the Advisor, the Advisor requested that the Board also approve the payment of the accrued advisory fees from February 14, 2011 to the date the New Management Agreement is approved, subject to shareholder approval.    The Board noted that since the February 14, 2011 cancellation of the Advisor's registration, the Advisor ceased receiving compensation from the Fund for its services.  Because the Advisor could no longer manage the Fund, the Fund's portfolio managers, Vita Nelson and David Fish began doing so (in their capacities as President and Treasurer of the Fund), using the same investment strategies as used by the Advisor.  The Advisor is continuing to bear all of the expenses of managing the portfolio without receiving any compensation.  A representative of the Advisor reported that as an alternative to incurring the expenses to manage the Fund in the same manner, the portfolio managers could have converted the Fund's holdings to cash.  However, they felt it was not in the shareholders' best interest to do so.  As a result, the Advisor is incurring expenses related to management of the Fund without receiving any compensation.  The Advisor reported that because the Fund is its only client, the lack of compensation is creating a hardship.

Counsel to the Fund then advised the Board that under some circumstances, a rule under the Investment Company Act of 1940 permits the accrual and later payment of advisory fees under an interim advisory contact, if a new advisory contract is subsequently approved by shareholders.  He advised the Board that, although the current facts and circumstances do not permit the Advisor to take advantage of the rule, an analogy could be drawn to support the Board's approval of the payment of the accrued fees, subject to approval by shareholders.

The Board then discussed the appropriateness of approving the payment of the accrued fees.  The Directors determined that it would be unfair to the Advisor to have to forfeit several months of advisory fees due to an inadvertent oversight related to the renewal of the Advisor's registration, especially since the Advisor was continuing to incur the normal expenses associated with management of the Fund, while the portfolio managers continued to manage the Fund's assets in accordance with the Advisor's investment strategy.  The Board also determined that the shareholders should not unjustly benefit from the management of the Fund's assets in accordance with the Advisor's proprietary investment strategy without paying for such services.  Ultimately, the Board determined it would be equitable for both Fund shareholders and the Advisor if the Advisor is paid the accrued advisory fees from February 14, 2011 to the date the New Management Agreement is approved by shareholders.

Accordingly, the Board of Directors of the Fund, including the Independent Directors, unanimously recommends that shareholders of the Fund vote “FOR” the payment to the Advisor the accrued advisory fees from February 14, 2011 to the date the New Management Agreement is approved by shareholders, if the New Management Agreement is approved by shareholders.

OTHER INFORMATION

OPERATION OF THE FUND

The Fund is a non-diversified,  open-end investment management company organized as a Maryland corporation and formed by Articles of Incorporation on October 13, 1998.  The Fund’s principal executive offices are located at 555 Theodore Fremd Avenue, Suite B-103, Rye, New York  10580.  The Board of Directors supervises the business activities of the Fund.  Like other mutual funds, the Fund retains various organizations to perform specialized services.  Until February 14, 2011, the Fund retained the Advisor as investment advisor pursuant to the Old Management Agreement.  The Advisor is voluntarily managing the assets of the Fund until the proposed New Management Agreement is approved by shareholders.  Mutual Shareholder Services, LLC, 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio  44147, provides the Fund with transfer agent, accounting, and administrative services.  The Fund does not have a principal underwriter or distributor.

THE PROXY

The Board of Directors solicits proxies so that each shareholder has the opportunity to vote on the proposals to be considered at the Meeting.  A proxy for voting your shares at the Meeting is enclosed. The shares represented by each valid proxy received in time will be voted at the meeting as specified. If no specification is made, the shares represented by a duly executed proxy will be voted for approval of the proposed New Management Agreement, for the approval of the payment of the accrued fees to the Advisor and, at the discretion of the holders of the proxy, on any other matter that may come before the meeting that the Fund did not have notice of a reasonable time prior to the mailing of this Proxy Statement.  You may revoke your proxy at any time before it is exercised by (1) submitting a duly executed proxy bearing a later date, (2) submitting a written notice to the President of the Fund revoking the proxy, or (3) attending and voting in person at the Meeting.

VOTING SECURITIES AND VOTING

As of the Record Date, there were [                             ] shares of beneficial interest of the Fund issued and outstanding.

All shareholders of record of the Fund on the Record Date are entitled to vote at the Meeting on Proposal 1 and Proposal 2.  Each shareholder is entitled to one (1) vote per share held, and fractional votes for fractional shares held, on any matter submitted to a vote at the Meeting.

An affirmative vote of the holders of a majority of the outstanding shares of the Fund is required for the approval of the proposed New Management Agreement.  As defined in the 1940 Act, a vote of the holders of a majority of the outstanding shares of a class means the vote of (1) 67% or more of the voting shares of the class present at the meeting, if the holders of more than 50% of the outstanding shares of the Fund are present in person or represented by proxy, or (2) more than 50% of the outstanding voting shares of the Fund, whichever is less.  An affirmative vote of the majority of the shares present at the meeting, if a quorum is present, is required for the approval of the payment of the accrued advisory fees to the Advisor.

Broker non-votes and abstentions will be considered present for purposes of determining the existence of a quorum and the number of shares of the Fund represented at the meeting, but they are not affirmative votes for any proposal.  As a result, with respect to approval of the proposed New Management Agreement and payment of accrued advisory fees, non-votes and abstentions will have the same effect as a vote against the proposal because the required vote is a percentage of the shares present or outstanding.

SECURITY OWNERSHIP OF MANAGEMENT

To the best knowledge of the Fund, there was no Director or officer of the Fund who owned more than 5% of the outstanding shares of the Fund on the Record Date.

Shareholders owning more than 25% of the shares of the Fund are considered to “control” the Fund, as that term is defined under the 1940 Act.  Persons controlling the Fund can determine the outcome of any proposal submitted to the shareholders for approval.  As of the Record Date, there are no shareholders who are "control" persons as that term is defined under the 1940 Act.

As a group, the Directors and officers of the Fund owned less than 1% of the outstanding shares of the Fund as of the Record Date.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following list indicates the shareholders who, to the best knowledge of the Fund, were the owners of more than 5% of the outstanding shares of the Fund on the Record Date:

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Outstanding Shares of the Fund

[__________]	[__________]	[___]%
[__________]	[__________]	[___]%
[__________]	[__________]	[___]%
[__________]	[__________]	[___]%

[As of the Record Date, the Fund knows of no other person (including any “group” as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) that beneficially owns more than 5% of the outstanding shares of the Fund.]

SHAREHOLDER PROPOSALS

The Fund has not received any shareholder proposals to be considered for presentation at the Meeting.  Under the proxy rules of the Securities and Exchange Commission, shareholder proposals may, under certain conditions, be included in the Fund’s Proxy Statement and proxy for a particular meeting.  Under these rules, proposals submitted for inclusion in the Fund’s proxy materials must be received by the Fund within a reasonable time before the solicitation is made.  The fact that the Fund receives a shareholder proposal in a timely manner does not ensure its inclusion in its proxy materials, because there are other requirements in the proxy rules relating to such inclusion.  You should be aware that annual meetings of shareholders are not required as long as there is no particular requirement under the 1940 Act, which must be met by convening such a shareholder meeting.  Any shareholder proposal should be sent to Ms. Vita Nelson, President, c/o Mutual Shareholder Services, LLC, 8000 Towne Center Drive, Suite 400, Broadview Heights, Ohio  44147

COST OF SOLICITATION

The Board of Directors of the Fund is making this solicitation of proxies.  The Fund has not engaged a proxy solicitation firm to assist in the solicitation.  The cost of preparing and mailing this Proxy Statement, the accompanying Notice of Special Meeting and proxy and any additional materials relating to the meeting and the cost of soliciting proxies will be borne by the Advisor.  In addition to solicitation by mail, the Fund will request banks, brokers and other custodial nominees and fiduciaries, to supply proxy materials to the respective beneficial owners of shares of the Fund of whom they have knowledge, and the Advisor will reimburse them for their expenses in so doing.  Certain officers, employees and agents of the Fund and the Advisor may solicit proxies in person or by telephone, facsimile transmission, or mail, for which they will not receive any special compensation.

OTHER MATTERS

The Fund’s Board of Directors knows of no other matters to be presented at the Meeting other than as set forth above.  If any other matters properly come before the meeting that the Fund did not have notice of a reasonable time prior to the mailing of this Proxy Statement, the holders of the proxy will vote the shares represented by the proxy on such matters in accordance with their best judgment, and discretionary authority to do so is included in the proxy.

PROXY DELIVERY

If you and another shareholder share the same address, the Fund may only send one Proxy Statement unless you or the other shareholder(s) request otherwise.  Call or write to the Fund if you wish to receive a separate copy of the Proxy Statement, and the Fund will promptly mail a copy to you.  You may also call or write to the Fund if you wish to receive a separate proxy in the future or if you are receiving multiple copies now and wish to receive a single copy in the future.  For such requests, call the Fund at 1-877-676-3386, or write the Fund at 8000 Towne Center Drive, Suite 400, Broadview Heights, Ohio  44147.

Important Notice Regarding the Availability of Proxy materials for the Shareholder Meeting to be Held on [MeetingDate]

A copy of the Notice of Shareholder Meeting, the Proxy Statement (including copies of the proposed management agreement), and Proxy Card are available at www.mp63fund.com.

BY ORDER OF THE BOARD OF DIRECTORS

Vita Nelson, President

[Date]

PLEASE DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED REPLY ENVELOPE OR FAX IT TO 1-440-526-4446.

-#-

Appendix A

MP63 FUND, INC.

INVESTMENT ADVISORY AGREEMENT

THIS AGREEMENT is made as of the _____ day of August, 2011, by and between The MP63 FUND, INC. (the “Company”) and THE MONEYPAPER ADVISOR, INC., a New York corporation (the “Adviser”).

RECITALS

WHEREAS, the Company is organized under the laws of the state of Maryland as a corporation operating and registered as an open-end management investment company of the series type under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Company is authorized by its Articles of Incorporation and by-laws to issue separate Portfolios of shares representing interests in separate investment portfolios (the “Portfolios”), and

WHEREAS, The Company has authorized the issuance of shares of beneficial interest in a Portfolio known as the MP63 Fund (the “Fund”), and;

WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) and engages in the business of asset management;  and

WHEREAS, the Company, desires to retain Adviser to furnish day-to-day investment advisory services to the Fund pursuant to the terms and conditions of this Agreement, and Adviser is willing to so furnish such services;

NOW THEREFORE, in consideration of the foregoing and the agreements and covenants herein contained, the parties hereto, intending to be legally bound, agree as follows:

1. Appointment

The Company hereby appoints Adviser to provide day-to-day investment advisory services to the Fund for the periods and on the terms set forth in this Agreement. Adviser accepts the appointment and agrees to furnish the services herein set forth for the compensation herein provided.

2.  Delivery of Documents

The Company has furnished, prior to the effective date of this Agreement, Adviser with properly certified or authenticated copies of each of the following:

The Company’s Articles of Incorporation as filed with the State of Maryland;

The Company’s By-Laws;

Resolutions of the Company’s Board of Directors authorizing the appointment of Adviser and approving this Agreement;

The Company’s most current Registration Statement on form N-1A promulgated under the 1940 Act and under the Securities Act of 1933, as amended (the “1933 Act”);

The Company’s current Prospectus and Statement of Additional Information (together called the

“Prospectus”)

The Company will furnish Adviser from time to time with properly certified or authenticated copies of all amendments of or supplements to the foregoing at the same time as such documents are required to be filed with the SEC and/or state authorities.

3.  Management

Subject to the supervision of the Company’s Board of Directors, Adviser will provide a continuous investment program for the Fund, including investment research and management with respect to all securities, investments, cash and cash equivalents in the Fund. Adviser will determine from time to time what securities and other investments will be purchased, retained or sold by the Fund. Adviser will provide the services under this Agreement in accordance with the Fund’s investment objectives, policies and restrictions as such are set forth in the Prospectus from time to time.  Adviser further agrees that it:

a.

will conform its activities to all applicable rules and regulations of the SEC and will, in addition, conduct its activities under this agreement in accordance with the regulations of any other Federal and State agencies which may now or in the future have jurisdiction over its activities under this Agreement;

b.

will place orders pursuant to its investment determinations for the Fund either directly with the respective issuers or with any broker or dealer.  In placing orders with brokers or dealers, Adviser will attempt to obtain the best net price and the most favorable execution of its orders.  Consistent with this obligation, when Adviser believes two or more brokers or dealers are comparable in price and execution, Adviser may prefer: (i) brokers and dealers who provide the Fund with research advice and other services, or who recommend or sell Company shares, and (ii) brokers who are affiliated with the Fund, Adviser, and/or Fund Manager; provided, however, that in no instance will portfolio securities be purchased from or sold to Adviser in principal transactions; and

c.

will provide, at its own cost, all office space, facilities and equipment necessary for the conduct of its advisory activities on behalf of the Fund.

4.  Services not Exclusive

The advisory services to be furnished by Adviser hereunder are not to be considered exclusive, and Adviser shall be free to furnish similar services to others so long as its services under this Agreement are not impaired thereby; provided, however, that without the written consent of the Directors of the Company, Adviser will not serve as an investment adviser to any other investment company having a similar investment objective to that of the Fund.

5.  Books and Records

In compliance with Rule 31a-3 promulgated under the 1940 Act, Adviser hereby agrees that all records which it maintains for the benefit of the Fund are the property of the Fund and further agrees to surrender promptly to the Fund any of such records upon the Fund’s request. Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 promulgated under the 1940 Act, the records required to be maintained by such Rule that are not maintained by others on behalf of the Fund.

6.  Expenses

During the term of this Agreement, Adviser will pay all expenses incurred by it in connection with its investment advisory services furnished to the Fund other than the costs of securities and other investments (including brokerage commissions and other transaction charges) purchased or sold for the Fund.

7.  Compensation

The Fund will pay Adviser, and Adviser will accept as full compensation for its services rendered hereunder, investment advisory fees for Adviser’s services to the Fund as set forth on Schedule A attached hereto and incorporated herein, which Schedule A may be amended from time to time by mutual agreement of the Company, the Adviser and shareholders, as applicable.  All fees payable to Adviser pursuant to this Agreement shall be computed at the end of each month and payable within five (5) business days thereafter, and shall be computed as an annual rate as a percentage of the average daily net assets of the Fund.  All parties to this Agreement do hereby expressly authorize and instruct the Company’s Administrator, Mutual Shareholder Services, LLC or its successor, to provide, in accordance with the fees set forth on Schedule A, a calculation each month of the gross amounts due Adviser for the Fund, to deduct such payments from the Fund, and to remit such fee payments hereunder directly to Adviser.

8.  Limitation of Liability

Adviser shall not be liable for any error of judgment, mistake of law or for any other loss suffered by the Fund in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful malfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations or duties under this Agreement.

9.  Duration and Termination

This Agreement shall become effective as of the date first written above and, unless sooner terminated as provided herein, shall continue in effect for two years.  Thereafter, this Agreement shall be renewable for successive periods of one year each, provided such continuance is specifically approved annually:

a.

By the vote of a majority of those members of the Board of Directors who are not parties to the Agreement or interested persons of any such party (as that term is defined in the 1940 Act), cast in person at a meeting called for the purpose of voting on such approval; and

b.

By vote of either the Board of Directors or a majority (as that term is defined in the 1940 Act) of the outstanding voting securities of the Fund.

Notwithstanding the foregoing, this Agreement may be terminated by the Company or the Adviser at any time without payment of any penalty upon sixty (60) days prior written notice to the other parties.   Any such termination by the Company must be authorized by vote of the Board of Directors of the Company or by vote of a majority of the outstanding voting securities of the Fund.  This Agreement will automatically terminate in the event of its assignment (as that term is defined in the 1940 Act).

10.  Amendment of this Agreement

No provision of this Agreement may be changed, waived, discharged, or terminated orally, but only by a written instrument signed by the party against which enforcement of the change, waiver, discharge or termination is sought.  No material amendment of this Agreement shall be effective until approved by vote of the holders of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act).

11.  Miscellaneous

The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.  If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby.  This Agreement shall be binding on, and shall inure to the benefit of, the parties hereto and their respective successors.

12.  Counterparts

This Agreement may be executed in multiple counterparts by the parties hereto, each of which shall constitute an original, and all of which, together, shall constitute one Agreement.

13.  Governing Law

This Agreement shall be construed in accordance with, and governed by, the laws of the State of New York, without reference to the laws of conflicts.

14.  Notices

Except as otherwise provided in this Agreement, any notice or other communication required by or permitted to be given in connection with this Agreement will be in writing and will be delivered in person or sent by first class mail, postage prepaid or by prepaid overnight delivery service to the respective parties as follows:

If to the Company:

If to the Adviser:

The MP63 Fund, Inc.

The Moneypaper Advisor, Inc.

555 Theodore Fremd Ave., Suite B-103

555 Theodore Fremd Ave., Suite B-103

Rye, NY  10580

Rye, NY  10580

Vita Nelson

Vita Nelson

President

President

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers designated below as of the day and year first written above.

THE MP63 FUND, INC.

By:

Vita Nelson

Title: President

THE MONEYPAPER ADVISOR, INC.

By:

Vita Nelson

Title: President

SCHEDULE A

COMPENSATION SCHEDULE

Annualized Fee Rate	Applicable to Portion of Account Value
0.35%	All Assets

The MP63 Fund, Inc.

555 Theodore Fremd Avenue

Suite B-103

Rye, New York  10580

(877) 676-3386

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD [MeetingDate]

The undersigned, revoking previous proxies, if any, with respect to the shares described below, hereby appoints Greg Getts and Bob Anastasi, each the attorney, agent, and proxy of the undersigned, with full power of substitution, to vote at the Special Meeting of Shareholders (the “Meeting”) of The MP63 Fund, Inc. (the “Fund”) to be held at the offices of the Fund's administrator, 8000 Towne Center Drive, Suite 400, Broadview Heights, Ohio  44147 on [MeetingDate] at 10:00 a.m. Eastern time and at any and all adjournments thereof, all shares of beneficial interest of the MP63 Fund, on the proposals set forth regarding the approval of a new investment management agreement between the Fund and The Moneypaper Advisor, Inc., the payment of accrued advisory fees up to the date of the approval of the new Management Agreement and any other matters properly brought before the Meeting.

THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER(S).  IF NO CONTRARY DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THIS PROXY WILL BE VOTED “FOR” THE MANAGEMENT AGREEMENT AND "FOR" THE PAYMENT OF THE ACCRUED ADVISORY FEES AND IN THE APPOINTED PROXIES’ DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.  The undersigned acknowledges receipt with this Proxy Statement of the Board of Directors  Your signature(s) on this should be exactly as your name(s) appear on this Proxy.  If the shares are held jointly, each holder should sign this Proxy.  Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

_______________________________________     Signature

Date

_______________________________________Signature of Joint Shareholder

Date

▲  FOLD HERE  PLEASE DO NOT TEAR ▲

THIS PROXY IS SOLICITED ON BEHALF OF THE FUND’S BOARD OF DIRECTORS, AND MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING WITH THE SECRETARY OF THE FUND AN INSTRUMENT REVOKING THIS PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY APPEARING IN PERSON AND VOTING AT THE MEETING.

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK.  Example: [ ]

FOR         AGAINST        ABSTAIN

1.   To approve a new Management Agreement with

The Moneypaper Advisor, Inc.:

2.  To approve the payment to The Moneypaper Advisor, Inc. of the accrued advisory fees from the February 14, 2011 to the date the new Management Agreement is approved, if it is approved.

_________________________________________________________________

A copy of the Proxy Statement and sample Proxy Ballot are available online at: www.mp63fund.com

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.  PLEASE SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.